INTELLICHECK™

WHEN YOU NEED TO KNOW NOW

# Investor Presentation
June 2017

# Safe Harbor Statement

- Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "will," "believe," "expect," "anticipate“, "encouraged" and similar expressions, as they relate to the company or its management, as well as assumptions made by and information currently available to the company's management identify forward-looking statements. There is no assurance that the proposed changes in the company’s business model will result in positive cash flows or profitability. Actual results may differ materially from the information presented here. Additional information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission. We do not assume any obligation to update the forward-looking information.

# ABOUT INTELLICHECK, INC. (NYSE MKT: IDN)

- Dr. Bill Roof named CEO in October 2014
- Over 20 years experience in ID technology
- Clients include many Fortune 100 & 500 companies
- Rebuilt entire sales force that is now showing results
- Reduced SKU count from 20+ products to 5 key products
- Complete end-to-end solution
- Customer's are experiencing Robust ROI's

# WHY INTELLICHECK?

- Fraud prevention has evolved into a key bottom line detractor and topic of discussion all the way to the board level
- With 20+ patents to our portfolio, Intellicheck solutions span industries as diverse as government, retail, financial services and law enforcement.
- Every market we serve shares a common trait: the compelling need to know that the identification credentials presented by an individual are, in fact, authentic.
- We designed our technology for today's network-centric and mobile world that includes smartphones, tablets, or legacy networked systems.
- Our driver license authentication solution authenticates licenses from hundreds of unique barcode formats from every state, populated US Territory and Canadian province. Our solutions can also authenticate and/or validate Common Access Cards (CAC), US military identification cards, Transportation Worker Identification Credential (TWIC) cards, Mexican driver licenses and federal Personal Identity Verification (PIV) smart cards.

Powered By Nlets Strategic Partner

AAMVA Associate Member

# OUR SUITE OF SOLUTIONS

## RETAIL

Reduce credit card fraud while increasing credit card and loyalty program conversions.

RETAIL ID

RETAIL ID Mobile

RETAIL ID Online

AGE ID

## HOSPITALITY

Enhance your guest experience with instant, accurate registration that reduces fraud.

GUEST ID

## DEFENSE

Increase awareness and security at restricted facilities with instant ID authentication.

DEFENSE ID

## LAW ENFORCEMENT

Enhance officer and citizen safety with instant, accurate ID authentication on a smartphone or tablet.

LAW ID

AGE ID

# DIFFERENTIATORS

- Other companies may only "read" barcodes, or conduct an OCR scan of the front of the driver license
  - Only Intellicheck's patented ID authentication solutions instantly and accurately authenticate the credential (real vs. fake) by matching the encoded information stored in the barcode with our proprietary database of known authentic formats
- Our solutions read, parse, authenticate and validate
  - ***99%*** accuracy rate, including driver licenses, state issued IDs and military IDs
  - Our unique, patent-pending "State Aware" functionality ensures compliance with ID scanning state laws in all 50 states

# IDENTITY PRODUCTS

## Defense ID®

Access control for

- Military
- Government
- Secure facilities

## Law ID™

Application for real time DMV, state LE data, FBI checks from mobile devices

## TWIC ID™

Critical infrastructure access control

- Ports, Transportation
- Refineries


DEFENSE ID
INTELLICHECK
DEFENSE ID
DID


NCIC
State
Local PD
DMV
Social Media
Back
Person Lookup

## Retail ID™

Commercial application for fraud prevention in financial and retail markets

## Age ID®

iPhone/Android application to authenticate driver licenses for purchasing age-restricted products

## Guest ID®

Commercial application for fraud prevention in the hospitality industry

# Company Resources

- We have evolved the company to a SaaS business model as evidenced by our increases in gross margins, and we believe our key resources are now in place and focused on revenue generation.
- We are fortunate to be agile, enabling us to respond to client requests for product derivatives that bolster our offerings and provide real, measurable value to our clients.
- Our scalable platform results in incremental high margin revenues with each additional customer

# Markets: Retail

- We see continued momentum within our retail vertical with our Retail ID products. The impressive Retail ID pilots are resulting in executed contracts as our products and top-notch customer service excite retailers and exceed their expectations regarding fraud reduction and account acquisition.
- We recently executed a SaaS Agreement with a Top 5 financial institution and completed the initial retail store pilot for one of their merchant retailers.
  - The results of the pilot, in the form of verified, identified fraud savings, exceeded $1.2 million over a 90-day period for the initial 23 store pilot.

# Markets: Retail

- One of America's largest department store chains is progressing out of pilot and into full store rollout in June.
  - Annual recurring revenue for our software licenses with this client is approximately $875 thousand dollars.
- We are in active discussions with a major discount variety chain with over 8,000 locations that is interested in deterring underage alcohol sales by deploying our Age ID solution integrated with their point-of-sale system.
  - This client recently completed integrating Age ID with their point-of-sale system and we are scheduling product roll-out.

# Markets: Retail

- We completed a Q2 pilot with a national concession vendor at four major sports and entertainment venues using our Age ID authentication solution.
- We have developed Age ID Woodstock for another concession vendor and have executed a SaaS Agreement for an initial 500-licences to be deployed in Q2.
  - At their first event using Age ID, our customer confiscated over 2,500 fraudulent ID's.

# Markets: Financial Services

- Our Retail ID products are Retail ID, Retail ID Mobile, Retail ID Online and our brand-new variant, Retail ID Light.
  - We are actively engaged with four of the top 15 credit card issuers in North America.
- A top-five credit card issuer selected Intellicheck over our competitors and asked that we work with one of their current vendors to integrate our authentication products.
  - Integration is complete

  We expect the integrated product to provide an extremely powerful anti-fraud tool for financial institutions and retailers.

# Markets: Financial Services

- A top-ten credit card issuer introduced us to five of their accounts experiencing the highest fraud rates. These introductions followed a rigorous head-to-head competition, resulting in Intellicheck's selection by the credit card issuer.
- We have pilots underway that have the potential to generate $1.3M in annual revenues.

# Markets: Financial Services

- We are currently in discussions and formulating a go-forward plan with another top-five credit card issuer that already uses our solutions in the retail bank fraud and disputes operations and home loans fraud investigations team.
- A top-15 credit card issuer currently uses our solution on a limited basis for credit card customer acquisition. We recently advanced our discussions with them and have customized a solution for this institution that we are branding Retail ID Light.
  - We expect that one of their major retailers with over 1,000 stores will be the first to begin using this product in the coming quarters.

# Markets: Law Enforcement

- We became a National Law Enforcement Telecommunications System (Nlets) Strategic Partner in October and are currently implementing our software and servers at their national NOC location in Phoenix. Benefits include:
  - Eliminates the need for physical servers in each state
  - Compresses Sales Cycle
  - Enhances Credibility
- We currently have a backlog of 32 law enforcement agencies that are awaiting completion of our Nlets integration.

# Markets: Defense

- We are working several opportunities at military installations to deploy our Defense ID solution, although they continue to experience funding challenges. We continue to meet with the appropriate agencies and offices to solicit their support.
- We are working directly with a member of the Senior Executive Service, an appointee, on a Federal Government project, and we have been asked to make connections from his agency to critical US law enforcement networks through Nlets.
  - We expect to move forward with this opportunity. We anticipate revenues from this initiative later in 2017.

# Products: Retail ID

- Currently, Intellicheck has 14 client-paid pilots of our Retail ID and Age ID products, either in process or being scheduled.
  - The composition of clients include large financial institutions and major national retailers.
  - The pilots to date have exceeded expectations with ROI's yielding quick pay-back times as our products reduce fraud.
  - Based on our highly successful results, we are converting these paid pilots into subscription clients.
- Financial institutions have several uses for our fraud fighting software, including online identity authentication in addition to support at their brick and mortar banking locations. We see the largest growth opportunity in providing our Retail ID products to their merchant clients, thus providing fraud savings for both the retailer and the bank.

# Products: Age ID

- Selling age-restricted products—like alcohol and tobacco, and in some states, marijuana, is a nationwide compliance challenge.
- Our Age ID™ product instantly authenticates identification documents such as driver licenses, so our retailers immediately know if the customer's ID is counterfeit.
  - This reduces risks of non-compliance without slowing the purchase transaction.
  - Age ID™ works with mobile devices, or integrates with existing point-of-sale solutions.

# Products: Law ID

- 32 law enforcement agencies are awaiting our integration with NLETS to begin using our Law ID solution
- We were honored that our Law ID product was recognized as a top public safety product for 2016 by Law and Order Magazine.
- With Law ID, the officer simply scans the contact's ID barcode, and the ID is instantly authenticated on the officer's mobile device and queries are sent, via Nlets, to authoritative data sources such as DMV and the FBI.
  - Critical warnings that indicate the threat level are highlighted in red, yellow and green, and are visible at a glance.
- As an Nlets partner, access to those critical, authoritative data sources is made quicker and simpler, and at a lower cost to Intellicheck.

# Recent Press Releases and Outlook

- April 2017 – Nationally Recognized Jeweler Selects Intellicheck's Retail ID Mobile to Curb Fraud and Enhance Customer Experience
- May 2017 – Intellicheck's Age ID Advances North Carolina Alcohol Law Enforcement Officer's Efforts to Prevent Underage Drinking
- May 2017 – Top Five Bank Contracts for Intellicheck's Retail ID Product Suite
- June 2017 – Leading U.S. Police Department Increases Capabilities and Efficiency of Underage Drinking Prevention with Intellicheck's Age ID
- June 2017 – Legacy Cabinets Enhances Efforts to Secure its Work Force with Intellicheck's ID Check
- Outlook – Company intends to be EBITDA positive in Q4 2017 or Q1 2018

# FUTURE INITIATIVES

- Our Existing Biometric Identification Patents:
  - Commercialize our biometric identity patents to enhance existing products
  - Develop new products and corresponding licensing agreements for our technology with other companies.
- Develop and commercialize Visualant *ChromaID* technology for the banking, international ID authentication, currency authentication, and multiple national defense and law enforcement needs
- Double the size of our internal sales force adding subject matter experts across our verticals

# CONTACT INTELLICHECK

For More Information:

Bill Roof
516.992.1900
wroof@intellicheck.com

Bill White
516.992.1985
bwhite@intellicheck.com

Gar Jackson
Global IR Group
949.873.2789
gar@globalirgroup.com